UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 3)

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Supplement to Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RiceBran Technologies
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: N/A
(2)	Aggregate number of securities to which transaction applies: N/A
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
(4)	Proposed maximum aggregate value of transaction: N/A
(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid: N/A
(2)	Form, Schedule or Registration Statement No.: N/A
(3)	Filing Party: N/A
(4)	Date Filed: N/A

EXPLANATORY NOTE

In the Company’s Definitive Proxy Statement submitted on April 29, 2016 (EDGAR type “DEF 14A”) and on May 11, 2016 (EDGAR type “DEFR 14A”), the proxy card filed with the Proxy Statement in those EDGAR versions inadvertently omitted the voting boxes for Items 2 and 3.

The proxy cards and voting instruction forms mailed to stockholders were correct and included the voting boxes for Items 2 and 3.

This Form DEFR14A is filed solely to correct the EDGAR version of the proxy card so that the proxy card will contain voting boxes for Items 2 and 3.

Signature of Shareholder Date: Signature of Shareholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method.JOHN SMITH1234 MAIN STREETAPT. 203NEW YORK, NY 10038ANNUAL MEETING OF SHAREHOLDERS OFRICEBRAN TECHNOLOGIESJune 22, 2016INTERNET - Access “www.voteproxy.com” and follow the on-screeninstructions or scan the QR code with your smartphone. Have yourproxy card available when you access the web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) inthe United States or 1-718-921-8500 from foreign countries from anytouch-tone telephone and follow the instructions. Have your proxycard available when you call.Vote online/phone until 11:59 PM EST the day before the meeting.MAIL - Sign, date and mail your proxy card in the envelopeprovided as soon as possible.IN PERSON - You may vote your shares in person by attendingthe Annual Meeting.GO GREEN - e-Consent makes it easy to go paperless. Withe-Consent, you can quickly access your proxy material, statementsand other eligible documents online, while reducing costs, clutterand paper waste. Enroll today via www.amstock.com to enjoy onlineaccess.PROXY VOTING INSTRUCTIONSPlease detach along perforated line and mail in the envelope provided IF you are not voting via telephone   or the Internet.  COMPANY NUMBERACCOUNT NUMBERNOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:The annual report and proxy statementare available at http://www.ricebrantech.com/InvestorRelations2. To approve, on a nonbinding advisory basis, the compensation of ournamed executive officers;3. To ratify our appointment of Marcum LLP as our independent registeredpublic accounting firm for the year ending December 31, 2016; and4. To transact such other business that is properly presented before theAnnual Meeting or any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed by theundersigned shareholder. If no direction is made, this proxy will be voted “FOR” Proposals1, 2 and 3.WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE VOTE YOUR SHARESPROMPTLY BY MARKING, SIGNING, DATING AND RETURNING THE PROXY CARD IN THEENCLOSED POSTAGE PAID RETURN ENVELOPE.TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OFTHIS CARD.THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEESAND “FOR” PROPOSALS 2 AND 3.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please check this box if you planto attend the Annual Meeting.The Board of Directors recommends that you vote “FOR” the following:1. Election of Directors:O W. John ShortO Marco V. GalanteO David GoldmanO Baruch HalpernO Henk W. HoogenkampO Robert C. SchweitzerO Peter A. WoogFOR ALL NOMINEESWITHHOLD AUTHORITYFOR ALL NOMINEESFOR ALL EXCEPT(See instructions below)NOMINEES:INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),mark “FOR ALL EXCEPT” and fill in the circle next to eachnominee you wish to withhold, as shown here:( )FOR AGAINST ABSTAIN1 14475COMMENTS:RICEBRAN TECHNOLOGIES6720 N. Scottsdale Road, Suite # 390Scottsdale, Arizona 85253THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS

ADMISSION CARD

ANNUAL MEETING OF SHAREHOLDERS

June 22, 2016
9:00 A.M. (Local Time)
Scottsdale Plaza Resort
7200 North Scottsdale Road
Scottsdale, AZ 85253

Presentation of this card is required
for admission to the Annual Meeting

PLEASE PRESENT THIS CARD TO THE COMPANY'S REPRESENTATIVE
AT THE ENTRANCE TO THE ANNUAL MEETING.

RICEBRAN TECHNOLOGIES

1

RICEBRAN TECHNOLOGIES

6720 N. Scottsdale Road, Suite # 390
Scottsdale, Arizona 85253

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

The undersigned holder of Common Stock of Ricebran Technologies, a California corporation (the "Company"), hereby appoints W. John Short and J. Dale Belt, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company that the undersigned may be entitled to vote at the 2016 Annual Meeting of Shareholders of the Company, to be held at Scottsdale Plaza Resort, 7200 North Scottsdale Road, Scottsdale, AZ 85253, on Wednesday, June 22, 2016, at 9:00 A.M. local time, and at any adjournments or postponements thereof, and in their discretion upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

(Continued and to be signed on the reverse side)

COMMENTS:

1.1 14475